Exhibit 10.22
FIFTH AMENDMENT
     THIS FIFTH AMENDMENT dated as of [_________ ___]1, 2010 (this “Fifth Amendment”), among MOLINA HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
     WHEREAS, the Borrower is a party to an Amended and Restated Credit Agreement, dated as of March 9, 2005 (as amended by the First Amendment and Waiver dated as of October 5, 2005, the Second Amendment and Waiver dated as of November 6, 2006, the Third Amendment dated as of May 25, 2007 and the Fourth Amendment, and as otherwise amended, restated, supplemented or modified to but excluding the Fifth Amendment Effective Date, as hereinafter defined, the “Existing Credit Agreement”; and as hereby amended and otherwise amended, restated, supplemented or modified from time to time on or after the Fifth Amendment Effective Date, the “Amended Credit Agreement”) among the Borrower, the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other agents, joint lead arrangers and joint book managers party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement; and
     WHEREAS, the Borrower, the Required Lenders and the Administrative Agent previously executed and delivered the Fourth Amendment to the Existing Credit Agreement (the “Fourth Amendment”), pursuant to which the Required Lenders consented to certain amendments and to the Dakota Acquisition upon the terms and conditions set forth in the Fourth Amendment; and
     WHEREAS, the Borrower has requested that in connection with the pending Dakota Acquisition the Administrative Agent and the Required Lenders amend and modify the Existing Credit Agreement as provided herein;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1.01. Amendments to the Existing Credit Agreement.
     (a) The definition of “Letter of Credit Sublimit” in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the reference to“$10 million” in clause (a) thereof with a reference to “$40 million”.
     (b) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

[1]	To be dated as of the Fifth Amendment Effective Date.

     “Consolidated Leverage Ratio Reset Date” means either (x) August 15, 2010, if the Borrower has reduced its actual Consolidated Leverage Ratio to no more than 2.75 to 1.00 as of August 15, 2010 or (y) September 30, 2010, if the Borrower has not reduced its actual Consolidated Leverage Ratio to no more than 2.75 to 1.00 as of August 15, 2010.
     “Fifth Amendment” means that certain Fifth Amendment, dated as of [_______ ___], 2010, among the Borrower, the Lenders party thereto and the Administrative Agent.
     “Fifth Amendment Effective Date” has the meaning given such term in the Fifth Amendment.
     (c) Section 2.06 of the Existing Credit Agreement is hereby amended by (i) numbering the existing paragraph as clause (a) and (ii) inserting the following new clause (b):
     (b) The Aggregate Commitments shall be automatically, permanently and ratably reduced to $150,000,000 on the Consolidated Leverage Ratio Reset Date.
     (d) Section 2.09 of the Existing Credit Agreement is hereby amended by inserting the following new clauses (c) and (d):
     (c) Incremental Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, an incremental commitment fee equal to 0.125% per annum times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Loans and (ii) the Outstanding Amount of L/C Obligations; provided that for purposes of calculating such fee, Swing Line Loans will not be deemed to be utilized. The incremental commitment fee provided for in this clause (c) of Section 2.09 shall accrue at all times during the period from the Fifth Amendment Effective Date to the Consolidated Leverage Ratio Reset Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of March and June during such period and on the Consolidated Leverage Ratio Reset Date.
     (d) Duration Fee. If the actual Consolidated Leverage Ratio is not reduced to 2.75 to 1.0 or below as of August 15, 2010, the Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a fee equal to 0.50% times the Aggregate Commitments, which fee shall be due and payable on August 15, 2010.

     (e) Section 7.18(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below opposite such period.

Maximum Consolidated
Period	Leverage Ratio

September 30, 2006 through September 30, 2009	2.75 to 1.00
October 1, 2009 through December 31, 2009	3.25 to 1.00
January 1, 2010 through but excluding the Consolidated Leverage Ratio Reset Date	3.50 to 1.00
Consolidated Leverage Ratio Reset Date and at all times thereafter	2.75 to 1.00
     SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
     (a) After giving effect to this Fifth Amendment, the representations and warranties of the Borrower contained in Article V of the Amended Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, (i) except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) except the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement and (iii) references to Schedules shall be deemed to refer to the most updated supplements to the Schedules furnished pursuant to subsection (b) of Section 6.02 of the Amended Credit Agreement.
     (b) After giving effect to this Fifth Amendment, each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Credit Agreement, as amended by this Fifth Amendment, and the other Loan Documents on its part to be observed or performed and no Default has occurred or is continuing under the Amended Credit Agreement.
     (c) The execution, delivery and performance by the Borrower of this Fifth Amendment have been duly authorized by the Borrower.
     (d) Each of this Fifth Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (e) The execution, delivery, performance and compliance with the terms and provisions by the Borrower of this Fifth Amendment and the consummation of the transactions contemplated herein do not and will not: (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under, (A) any material Contractual Obligation to which the Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject or (C) violate any material Law, including, without limitation, state and Federal Laws relating to health care organizations and health care providers, except for such violations as could not reasonably be expected to have a Material Adverse Effect.
     SECTION 1.03. Effectiveness. This Fifth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Fifth Amendment Effective Date”):
     (a) The Administrative Agent shall have received duly executed counterparts of this Fifth Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Required Lenders.
     (b) The Fourth Amendment Effective Date (as defined in the Fourth Amendment) shall have occurred.
     (c) The Administrative Agent shall have received duly executed counterparts of the Consent executed by each Guarantor in the form of Exhibit A hereto.
     (d) The Borrower shall have certified in writing that the representations and warranties set forth in Section 1.03 hereof are true and correct on and as of such date.
     (e) There shall exist no actions, suits, proceedings, claims or disputes pending or, to the Actual Knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of the Subsidiaries or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority that (i) purport to affect, pertain to or enjoin or restrain the execution, delivery or performance of this Fifth Amendment or the Amended Credit Agreement or any other Loan Document, or any transactions contemplated hereby or thereby or (ii) either individually or in the aggregate, in the case of any such suit, proceeding, claim or dispute which is reasonably likely to be adversely determined, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

     (f) The Administrative Agent on behalf of the Lenders shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Fifth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.
     (g) The Borrower shall have paid in full (i) all expenses referred to in Section 1.06, and (ii) all fees due and payable as of the Fifth Amendment Effective Date under the Engagement Letter, dated as of March 8, 2010, among the Borrower, the Administrative Agent and Banc of America Securities LLC, including, without limitation, the 25.0 basis point Amendment Fee payable to each Lender that timely consents to this Fifth Amendment, calculated based upon the full amount of each consenting Lender’s commitment.
     SECTION 1.04. Lender Consent. For purposes of determining compliance with the conditions specified in Section 1.03, each Lender that has signed this Fifth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.
     SECTION 1.05. APPLICABLE LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.
     SECTION 1.06. Costs and Expenses. On the Fifth Amendment Effective Date, the Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Amended Credit Agreement which are invoiced to the Borrower on or prior to the date payment would be due hereunder.
     SECTION 1.07. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile or PDF by any of the parties hereto of an executed counterpart of this Fifth Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Fifth Amendment.
     SECTION 1.08. Existing Credit Agreement. Except as expressly set forth herein, the amendment provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other

Loan Document. The amendments provided herein shall apply and be effective only on the Fifth Amendment Effective Date and only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendments. Except to the extent a provision in the Existing Credit Agreement is expressly amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

MOLINA HEALTHCARE, INC., a Delaware corporation, as the Borrower

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

CIBC INC., as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

CITICORP NORTH AMERICA, INC., as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

UBS LOAN FINANCE LLC, as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

HARRIS N.A., as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

UNION BANK, NATIONAL ASSOCIATION, as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

EAST WEST BANK, as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

CITY NATIONAL BANK, as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

JEFFERIES FINANCE LLC, as Lender

By:

Name:

Title:

Fifth Amendment to Credit Agreement
Signature Page

EXHIBIT A
to
Fifth Amendment
FORM OF
CONSENT
     This CONSENT, dated as of [_________] [___], 2010 (this “Consent”), to the Agreement referred to below is delivered by each of the undersigned (each a “Guarantor”).
W I T N E S S E T H:
     WHEREAS, in connection with the transactions contemplated by the Amended and Restated Credit Agreement, dated as of March 9, 2005 among Molina Healthcare, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), and the other agents, joint lead arrangers and joint book managers party thereto, as amended by the First Amendment and Waiver dated as of October 5, 2005, the Second Amendment and Waiver dated as of November 6, 2006, and the Third Amendment dated as of May 25, 2007, and as may be amended by the Fourth Amendment upon its effectiveness, should it become effective, (the “Existing Credit Agreement”) each Guarantor has executed and delivered to the Administrative Agent and the Lenders that certain Subsidiary Guaranty dated as of March 9, 2005 (as amended or otherwise modified from time to time, the “Subsidiary Guaranty”);
     WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Fifth Amendment dated as of the date hereof (the “Fifth Amendment”; capitalized terms not otherwise defined herein to have the meanings provided in the Fifth Amendment and in the Existing Credit Agreement) to amend certain provisions in the Existing Credit Agreement; and
     WHEREAS, it is a condition of effectiveness of the Fifth Amendment that each Guarantor deliver to the Administrative Agent and the Lenders an executed counterpart of this Consent;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees, as follows:
     1. each Guarantor consents and agrees to the terms of (a) the Fifth Amendment and (b) the Existing Credit Agreement, as amended by the Fifth Amendment (the “Amended Credit Agreement”); and
     2. each Guarantor confirms and agrees that notwithstanding the effectiveness of the Fifth Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Fifth Amendment, each reference in the Subsidiary Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
Exhibit A
A-1

     IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[INSERT GUARANTORS’ NAMES]
By:
Name:
Title:

Exhibit A
A-2